SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported)

November 25, 2002

CELERIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-26390	41-1545493

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1801 West End Avenue, Suite 750, Nashville, Tennessee 37203

(Address of principal executive offices)

(615) 341-6236

(Registrant’s telephone number, including area code:)

Not applicable

(Former name or former address,
if changed since last report)

Item 5. Other Events
Item 7: Financial Statements, Pro Forma Financial Information and Exhibits
Signatures
NOVEMBER 25, 2002 PRESS RELEASE

Celeris Corporation
Report on Form 8-K
November 25, 2002

Item 5. Other Events	3
Item 7: Financial Statements, Pro Forma Financial Information and Exhibits	3
Signature	4

Item 5. Other Events

     On November 25, 2002, the Company issued a press release announcing the record date for dissolution payments and the termination of trading of Company common stock. Such press release is filed herein on Exhibit 99.1.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number	Exhibit

99.1	November 25, 2002 press release announcing the record date for dissolution payments and the termination of trading of Company common stock.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celeris Corporation

		By:	/s/ Barbara A. Cannon
Barbara A. Cannon President and Chief Executive Officer

Date:	November 26, 2002